                  AMENDMENT NO. 1 TO SALES AND PURCHASE AGREEMENT

       This is an Amendment No. 1 dated as of April 17, 2000, between Unified FoodService Purchasing Co-op, LLC ("UFPC") and Packaging Resources Incorporated ("PRI") to that certain Sales and Purchase Agreement (the "Agreement") dated as of June 1, 1998, by and between Tricon Restaurant Services Group, Inc. ("TRSG"), a subsidiary of Tricon Global Restaurants, Inc., and certain Affiliates (as defined therein) and PRI, TRSG joins in this Agreement for the purposes set forth in Section 8 below.

                                   RECITALS

       A. TRSG assigned to UFPC, and UFPC assumed from TRSG, certain rights, duties and obligations under the Agreement (including, but not limited to TRSG's obligation to the purchase and pay for Products) as of March 1, 1999. UFPC assumed all of TRSG's obligations under the Agreement other than those providing for the exercise of franchisor brand management functions, which TRSG and its Affiliates exclusively remain responsible for under the Agreement.

       B. PRI has acknowledged the assignment and assumption of the Agreement as described in Recital A above.

       C. On January 31, 2000, AmeriServe Food Distribution, Inc, ("AmeriServe") filed a petition (the "Bankruptcy Petition") under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

       D. PRI is owed [*] in prepetition accounts receivable by AmeriServe ("Prepetition AmeriServe Receivables"), which are described in detail on SCHEDULE A attached hereto. Pursuant to Section 3(E) of the Agreement, TRSG, or its designee, is required to pay for any Products purchased under the Agreement.

       E. UFPC, as a limited assignee under the Agreement, and PRI desire to settle any dispute which may exist regarding the payment of the Prepetition AmeriServe Receivables and otherwise to amend the Agreement as provided below.

       NOW, THEREFORE, in consideration of the mutual promises of performance by the parties hereto and for other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

       1. CONSENT TO ASSIGNMENT AND ASSUMPTION OF AGREEMENT. PRI hereby acknowledges and confirms its consent to UFPC's limited assumption, and TRSG's limited assignment to UFPC, of the Agreement as described in Recital A above.

       2. SETTLEMENT OF UFPC'S OBLIGATIONS WITH RESPECT TO PREPETITION AMERISERVE RECEIVABLES. Concurrently with the execution and delivery of this Agreement, UFPC shall pay [*] in immediately available funds to PRI. In consideration thereof, and the other covenants and agreements contained in this Agreement, PRI hereby:

              (a) Releases UFPC, TRSG, and the Affiliates from any and all liability under the Agreement to pay the Prepetition AmeriServe Receivables;

              (b) Agrees that it shall (i) prepare a proof of claim (the "Proof at Claim") with respect to the Prepetition AmeriServe Receivables;
(ii) provide an advance copy of the Proof of Claim to UFPC for its review and comment at least two (2) business days prior to filing; (iii) timely file the Proof of Claim with the Bankruptcy Court; (iv) use commercially reasonable efforts to diligently prosecute collection of the Proof of Claim; and (v) consult with UFPC regarding collection of the Proof of Claim; and

              (c) Agrees to pay to UFPC any and all amounts recovered by PRI from AmeriServe or any other person with respect to the Prepetition AmeriServe Receivables in excess of the sum of (i) [*] plus (ii) PRI's out-of-pocket cost of funds for carrying the non-current Prepetition AmeriServe Receivables and PRI's reasonable cost of collecting such Prepetition AmeriServe Receivables.

PRI represents and warrants to UFPC that (i) AmeriServe does not owe PRI any amounts with respect to Products purchased by AmeriServe from PRI prior to the filing of the Bankruptcy Petition, other than the Prepetition AmeriServe Receivables listed on Schedule A hereto, and (ii) PRI has good and marketable title to the Prepetition AmeriServe Receivables free and clear of all liens, claims, or encumbrances ("Liens") other than Liens securing PRI's debt to PRI's financial institution lenders. PRI further covenants not to transfer or place any Liens on any of its rights under the Proof of Claim or to the Prepetition AmeriServe Receivables other than Liens granted to PRI's financial institution lenders in the ordinary course of business.

       3.     EXTENSION OF TERM.   The first sentence of Section 1 of the
Agreement is hereby amended to read in its entirety as follows:

              This Agreement shall commence on the day and year stated above, and shall continue for a term of four (4) years thereafter (through May 31, 2002), unless earlier terminated as set forth herein. The twelve (12) month period beginning June 1, 2001, is herein referred to as the "Extension Period".

       4.     AMENDMENT TO SECTION 2 AND EXHIBIT A.

              (a) The first sentence of Section 2(A) is hereby amended and restated to read in its entirety as follows:

              Subject to Section 3(D), TRSG agrees to purchase from PRI and PRI agrees to supply, annually until May 31, 2002 (i) [*] of TRSG's actual requirements of 32 oz. cruiser cups and lids described on Exhibit A for the Taco Bell system, (ii) [*] of TRSG's actual requirements of 44 oz. cruiser cups and lids described on Exhibit A for the Taco Bell system, and (iii) [*] of TRSG's actual requirements of 32 oz. cruiser cups and lids described on Exhibit A for the KFC system.

              (b) Exhibit A of the Agreement is hereby amended to read in its entirety as attached hereto.

              (c) Section 2(B) of the Agreement is hereby deleted in its entirety.

       5. AMENDMENT TO SECTION 3(D). Section 3(D) of the Agreement is hereby amended and restated to read in its entirety as follows:

              PRI will have the opportunity to match distribution center delivered prices offered by PRI's competitors in good faith with respect to products comparable to the Products ("Comparable Products") that have been accepted by TRSG's or its Affiliates' technology personnel. Upon receipt of written notice from TRSG or its Affiliates or assigns that TRSG's or its Affiliates' technology personnel have accepted a Comparable Product and that the offered price of such Comparable Product is less than the price of the Products hereunder accompanied by reasonable documentation of the foregoing, PRI shall have the opportunity immediately to offer the lower price, in writing, to TRSG and its Affiliates and assigns for Products sold hereunder; provided, however, if PRI does not immediately offer the lower price to TRSG and its Affiliates, TRSG and its Affiliates may (notwithstanding any other provision of this Agreement) purchase the Comparable Products at the lower price.
               The parties acknowledge and agree that this Section 3(D) shall apply only during the Extension Period.

       6. TERMINATION OF DISTRIBUTOR PAYMENT GUARANTEE. A new sentence shall be added to Section 3(E) of the Agreement to read in its entirety as follows:

              Notwithstanding any other provision of this Agreement, neither TRSG nor any of its Affiliates or assignees (including Unified FoodService Purchasing Co-op, LLC) shall have any obligation to pay, or guarantee the payment to PRI of, any amounts owed to PRI as a result of PRI's sale of Products during the Extension Period to distributors who serve TRSG or its Affiliates. PRI acknowledges that its sole recourse for amounts owed by such distributors during the Extension Period shall be to receive direct payment from such distributors and that TRSG and its Affiliates and assigns (including the UFPC) shall have no financial liability whatsoever for any purchases made by authorized distributors.

       7. EFFECT OF AMENDMENT. The parties acknowledge that the Agreement which was executed as of June 1, 1998, has, except as amended herein, not been amended in writing or otherwise and remains in full force and effect. All covenants and agreements made herein shall have the same effect as if made in the Agreement.

       8. TRSG. TRSG joins in this Amendment for the purpose of acknowledging and confirming its terms as the initial obligor under the Agreement.

       IN WITNESS WHEREOF, the parties have caused this amendment to be executed by duly authorized officers as of the date set forth above, but actually on the date set forth below.

                                   PACKAGING RESOURCES INCORPORATED

                                   By: /s/ Howard P. Hoeper
                                       --------------------------------------
                                   Title: Chairman of the Board, President
                                          and Chief Executive Officer
                                          -----------------------------------
                                   Date:  April 17, 2000
                                          -----------------------------------

                                   UNIFIED FOODSERVICE PURCHASING CO-OP, LLC

                                   By: /s/ Daniel E. Woodside
                                       --------------------------------------
                                   Title: President and Chief Executive
                                          Officer
                                          -----------------------------------
                                   Date:  April 18, 2000
                                          -----------------------------------

                                   TRICON RESTAURANT SERVICES GROUP, INC.

                                   By: /s/ [ILLEGIBLE]
                                       --------------------------------------
                                   Title: Vice President
                                          -----------------------------------
                                   Date:  April 18, 2000
                                          -----------------------------------

                                   Schedule A
                                      [*]

                                  EXHIBIT "A"

                               "PRODUCTS" PRICING


  CATEGORY         CUP                DESCRIPTION       VOLUME         CUP         DISPOSABLE
                   SIZE                                                               LID
----------------------------------------------------------------------------------------------
BASE BUSINESS/     32 oz.             1-6 colors        [*]            [*]            [*]
PROMOTIONAL        Cruiser                              Per Design
CUPS/LIDS          (Thermoformed)

BASE BUSINESS/     32 oz.             Game Label        [*]            [*]            [*]
PROMOTIONAL        Cruiser            Application       Per Design
CUPS/LIDS          (Thermoformed)    (See attached
                                      Exhibit A-1)

BASE BUSINESS/     44 oz.             1-6 colors        [*]            [*]            [*]
PROMOTIONAL        Cruiser                              Per Design
CUPS/LIDS          (Thermoformed)

BASE BUSINESS/     44 oz.             1-6 colors        [*]            [*]            [*]
PROMOTIONAL        Cruiser
CUPS/LIDS          (Thermoformed)

BASE BUSINESS/     44 oz.             1-6 colors        [*]            [*]            [*]
PROMOTIONAL        Cruiser
CUPS/LIDS          (Thermoformed)

BASE BUSINESS/     44 oz.             1-6 colors        [*]            [*]            [*]
PROMOTIONAL        Cruiser
CUPS/LIDS          (Thermoformed)


PRICING NOTES - PRINTED CUP
---------------------------

1)   Cup prices are based on minimum order of [*] (one design).
2)   Prices are quoted per thousand cups and include the following:

     32 oz. Cruiser (Thermoformed)
     ---------------------------------
     A) Case pack of [*] for 32 oz cups.
     B) Case pack of [*] for lids.
     C) Line art charges and/or Process art charges.
     D) Prices are F.O.B. Plant of Manufacture (i.e., freight is not included in prices.)
     E) Floor loading only.

     44 oz. Cruiser (Thermoformed)
     ----------------------------
     A) Case pack of [*] for 44 oz. cups.
     B) Case pack of [*] for lids.
     C) Line art charges and/or Process art charges.
     D) Prices are F.O.B. Plant of Manufacture (i.e., freight is not included in prices).
     E) Floor loading only.

                                  EXHIBIT A-1
                                      [*]

                                  EXHIBIT "A"
                                  "PRODUCTS"

[LOGO]

                       TACO BELL PACKAGING SPECIFICATIONS

Date Written:  6/1/98
Specification Number:  0134
Author:  A. Marvel
PCN# TBD

-------------------------------------------------------------------------------

TITLE:  Cup Lid for 32 oz Cruiser Cup (Packaging Resources Incorporated)

DESCRIPTION:  Thermoformed Plastic Snap On Cup Lid for Disposable Cruiser Cup

MATERIAL:  High Impact Polystyrene
           Blue Color Concentrate (Ferro CS682261 - FDA)

DIMENSIONS:  Outside Diameter [*]
             Lid Weight Target [*]
             Lid Weight Minimum [*]
             Lid Wall Thickness Minimum [*]

DRAWING NUMBER/SUPPLIER:  Reference Packaging Resources Lid Drawing #766C,
                          revision B dated 5-28-98

PRINTING:  Embossed per approved drawing

PACKING INSTRUCTIONS:  [*] Lids/Case
                       [*] Lids/Sleeve
                       [*] Sleeves/Case

ADDITIONAL INFORMATION:    Supplier must comply with FDA GMP practices in
                           manufacturing, processing, packaging and storage of Taco Bell products.
                           This lid specification is to be used only with the [*] lip diameter 32 oz. Cruiser Cup.

-------------------------------------------------------------------------------

APPROVAL: /s/ Alex J. Marvel  6/1/98  Alex Marvel  National Packaging Manager
          --------------------------

                                  EXHIBIT "A"
                                  "PRODUCTS"

[LOGO]

                       TACO BELL PACKAGING SPECIFICATION

Date Written:  6/3/98
Specification Number:  0138
Author:  A. Marvel
PCN# TBD

-------------------------------------------------------------------------------

TITLE:  Cup Lid for 32 oz Cruiser Cup (Packaging Resources Incorporated)

DESCRIPTION:  Thermoformed Plastic Snap On Cup Lid for Disposable Cruiser Cup

MATERIAL:  High Impact Polystyrene
           Blue Color Concentrate (Ferro CS682261 - FDA)

DIMENSIONS:  Outside Diameter [*]
             Lid Weight Target [*]
             Lid Weight Minimum [*]
             Lid Wall Thickness Minimum [*]

DRAWING NUMBER/SUPPLIER:  Reference Packaging Resources Lid Drawing #TBD

PRINTING:  Embossed per approved drawing

PACKING INSTRUCTIONS:  [*] Lids/Case
                       [*] Lids/Sleeve
                       [*] Sleeves/Case

ADDITIONAL INFORMATION:    Supplier must comply with FDA GMP practices in
                           manufacturing, processing, packaging and storage of Taco Bell products.
                           This lid specification is to be used only with the [*] lip diameter 32 oz. PRI Cruiser Cup.

-------------------------------------------------------------------------------

APPROVAL: /s/ Alex J. Marvel  6/3/98  Alex Marvel  National Packaging Manager
          --------------------------

                                  EXHIBIT "A"
                                  "PRODUCTS"

[LOGO]

                       TACO BELL PACKAGING SPECIFICATION

Date Written:  2/15/98; 5/20/98 (updated)
Specification Number:  0132
Author:  A. Marvel
PCN# TBD

-------------------------------------------------------------------------------

TITLE:  Plastic Cruiser Cup, 32 oz (Packaging Resources Company)

DESCRIPTION:  A printed disposable 32 oz. white plastic cup

MATERIAL:  High impact polystyrene
           White concentrate

DIMENSIONS:  Height [*]
             Rim Diameter [*]
             Base Diameter [*]
             Diameter under stack shoulder [*]
             Rim thickness [*] Maximum
             Cup weight [*]
             Fill Volume (to brim) [*]
             Side wall caliper [*] Minimum

DRAWING NUMBER/SUPPLIER:  Reference Packaging Resources Drawing #106758,
                          Revision B, dated 5/21/98

PRINTING:  6 color maximum printing per approved artwork
           Dry offset lithographic printing

PACKING INSTRUCTIONS:  Polybagged @ [*] cups per case
                       [*] cups/stack
                       [*] stacks/case

ADDITIONAL COMMENTS:  The supplier must comply with FDA GMP practices in the manufacturing, processing, packaging and storage of Taco Bell products.

-------------------------------------------------------------------------------

APPROVAL: /s/ Alex J. Marvel  5/21/98  Alex Marvel  National Packaging Manager
          --------------------------